Exhibit 10.10

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (“Amendment”) is made as of January 31, 2024 by and between Entera Bio Ltd. an Israeli company (the “Company”) and Miranda Toledano (the “Employee”, and together with the Company, the “Parties”).

WHEREAS:

A.	The Company and the Employee entered into a personal employment agreement, as amended (the “Agreement”), pursuant to which the Employee has been employed by the Company effective as of May 16, 2022;

B.	The Company has lawfully approved the amendment of the Agreement according to the terms of this Amendment; and

C.	The Parties desire to amend the Agreement in accordance with the provisions set forth herein, effective as of January 1, 2024 (the “Effective Date”);

NOW, THEREFORE, in consideration of the mutual promises, covenants and understandings contained herein, the Parties agree as follows:

1.
As of the Effective Date, the Employee shall be entitled to a gross monthly Salary of $33,584 . The payment shall be made in NIS and shall be calculated based on the last official exchange rate of NIS/US$ at the end of each calendar month, as published by the Bank of Israel.

2.	All Salary-based benefits due to the Employee under the Agreement shall be adjusted according to the amended Salary as of the Effective date.

3.
All other terms and conditions of the Agreement shall remain unchanged. In the event of any inconsistency between the terms of the Agreement and this Amendment, the terms of this Amendment shall prevail.

4.	Any capitalized terms not defined in this Amendment shall have the meaning attributable to them in the Agreement.

5.	This Amendment may be executed in counterparts, each of which shall be deemed an original.

   [Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

/s/ Miranda Toledano	/s/ Dana Yaacov-Garbeli
Miranda Toledano	Entera Bio Ltd.

By: Dana Yaacov-Garbeli
Name & Title: CFO

[Signature Page to the Amendment to Employment Agreement]